                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002

I.  RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                             765,827.04
      Available Funds:
        Contract Payments due and received in this period                                                          2,667,813.64
        Contract Payments due in prior period(s) and received in this period                                         233,219.16
        Contract Payments received in this period for next period                                                    102,467.97
        Sales, Use and Property Tax payments received                                                                 32,544.27
        Prepayment Amounts related to early termination in this period                                                21,169.32
        Servicer Advance                                                                                             160,304.76
        Proceeds received from recoveries on previously Defaulted Contracts                                                0.00
        Transfer from Reserve Account                                                                                  3,441.20
        Interest earned on Collection Account                                                                          3,970.23
        Interest earned on Affiliated Account                                                                            153.27
        Proceeds from repurchase of Contracts per Contribution and Servicing
          Agreement Section 5.03                                                                                           0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01
          (Substituted contract < Predecessor contract)                                                                    0.00
        Amounts paid under insurance policies                                                                              0.00
        Maintenance, Late Charges and any other amounts                                                               41,438.98

                                                                                                                  -------------
      Total Available Funds                                                                                        4,032,349.84
      Less: Amounts to be Retained in Collection Account                                                             828,405.39
                                                                                                                  -------------
      AMOUNT TO BE DISTRIBUTED                                                                                     3,203,944.45
                                                                                                                  =============


      DISTRIBUTION OF FUNDS:

        1.  To Trustee -  Fees                                                                                             0.00
        2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                               233,219.16
        3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                   a) Class A1 Principal and Interest                                                                      0.00
                   a) Class A2 Principal (distributed after A1 Note matures) and Interest                                  0.00
                   a) Class A3 Principal (distributed after A2 Note matures) and Interest                                  0.00
                   a) Class A4 Principal (distributed after A3 Note matures) and Interest                          2,284,640.49
                   a) Class A5 Principal (distributed after A4 Note matures) and Interest                            234,054.83
                   b) Class B Principal and Interest                                                                  42,882.87
                   c) Class C Principal and Interest                                                                  86,184.69
                   d) Class D Principal and Interest                                                                  57,975.75
                   e) Class E Principal and Interest                                                                  75,293.87

        4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                        0.00
        5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                   a) Residual Interest (Provided no Restricting or Amortization Event in effect)                     10,207.29
                   b) Residual Principal (Provided no Restricting or Amortization Event in effect)                    76,928.49
                   c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)          3,441.20
        6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                78,106.75
        7.  To Servicer, Servicing Fee and other Servicing Compensations                                              21,009.06
                                                                                                                  -------------
      TOTAL FUNDS DISTRIBUTED                                                                                      3,203,944.45
                                                                                                                  =============

                                                                                                                  -------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}     828,405.39
                                                                                                                  =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                 $2,511,821.93
            - Add Investment Earnings                                                                                  3,441.20
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                               0.00
            - Less Distribution to Certificate Account                                                                 3,441.20
                                                                                                                  -------------
End of period balance                                                                                             $2,511,821.93
                                                                                                                  =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                         $2,511,821.93
                                                                                                                  =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes

                Pool A                                                          40,998,121.66
                Pool B                                                           8,302,326.02
                                                                                --------------
                                                                                                   49,300,447.68

Class A Overdue Interest, if any                                                         0.00
Class A Monthly Interest - Pool A                                                  224,430.44
Class A Monthly Interest - Pool B                                                   45,448.29

Class A Overdue Principal, if any                                                        0.00
Class A Monthly Principal - Pool A                                               1,735,711.03
Class A Monthly Principal - Pool B                                                 513,105.56
                                                                                --------------
                                                                                                    2,248,816.59

Ending Principal Balance of the Class A Notes

                Pool A                                                          39,262,410.63
                Pool B                                                           7,789,220.46
                                                                                --------------
                                                                                                  ---------------
                                                                                                   47,051,631.09
                                                                                                  ===============

-----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $221,020,000    Original Face $221,020,000    Balance Factor
                $ 1.221060                   $ 10.174720          21.288404%
-----------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                Class A1                                                                 0.00
                Class A2                                                                 0.00
                Class A3                                                                 0.00
                Class A4                                                         6,680,447.68
                Class A5                                                        42,620,000.00
                                                                                --------------

Class A Monthly Interest                                                                           49,300,447.68
                Class A1 (Actual Number Days/360)                                        0.00
                Class A2                                                                 0.00
                Class A3                                                                 0.00
                Class A4                                                            35,823.90
                Class A5                                                           234,054.83
                                                                                --------------

Class A Monthly Principal
                Class A1                                                                 0.00
                Class A2                                                                 0.00
                Class A3                                                                 0.00
                Class A4                                                         2,248,816.59
                Class A5                                                                 0.00
                                                                                --------------
                                                                                                    2,248,816.59

Ending Principal Balance of the Class A Notes
                Class A1                                                                 0.00
                Class A2                                                                 0.00
                Class A3                                                                 0.00
                Class A4                                                         4,431,631.09
                Class A5                                                        42,620,000.00
                                                                                --------------
                                                                                                  --------------
                                                                                                   47,051,631.09
                                                                                                  ==============

Class A4
-----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $41,000,000     Original Face $41,000,000     Balance Factor
                $ 0.87375                   $ 54.849185         10.808856%
-----------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes

                Pool A                                                            699,059.54
                Pool B                                                            141,569.96
                                                                                -------------
                                                                                                    840,629.50

           Class B Overdue Interest, if any                                             0.00
           Class B Monthly Interest - Pool A                                        3,780.75
           Class B Monthly Interest - Pool B                                          765.66
           Class B Overdue Principal, if any                                            0.00
           Class B Monthly Principal - Pool A                                      29,589.35
           Class B Monthly Principal - Pool B                                       8,747.11
                                                                                -------------
                                                                                                     38,336.46

           Ending Principal Balance of the Class B Notes

                Pool A                                                            669,470.19
                Pool B                                                            132,822.85
                                                                                -------------
                                                                                                  ------------
                                                                                                    802,293.04
                                                                                                  =============

-----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $3,768,000       Original Face $3,768,000     Balance Factor
              $ 1.206584                    $ 10.174220         21.292278%
-----------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes

                Pool A                                                          1,398,919.89
                Pool B                                                            283,339.20
                                                                                -------------
                                                                                                  1,682,259.09

           Class C Overdue Interest, if any                                             0.00
           Class C Monthly Interest - Pool A                                        7,909.73
           Class C Monthly Interest - Pool B                                        1,602.05
           Class C Overdue Principal, if any                                            0.00
           Class C Monthly Principal - Pool A                                      59,178.69
           Class C Monthly Principal - Pool B                                      17,494.22
                                                                                -------------
                                                                                                     76,672.91

           Ending Principal Balance of the Class C Notes

                Pool A                                                          1,339,741.20
                Pool B                                                            265,844.98
                                                                                -------------
                                                                                                  -------------
                                                                                                  1,605,586.18

                                                                                                  =============

-----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $7,537,000      Original Face $7,537,000      Balance Factor
              $ 1.262011                   $ 10.172869          21.302722%
-----------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes

                Pool A                                                           932,079.45
                Pool B                                                           188,759.92
                                                                               -------------
                                                                                                  1,120,839.37

           Class D Overdue Interest, if any                                            0.00
           Class D Monthly Interest - Pool A                                       5,705.10
           Class D Monthly Interest - Pool B                                       1,155.37
           Class D Overdue Principal, if any                                           0.00
           Class D Monthly Principal - Pool A                                     39,452.46
           Class D Monthly Principal - Pool B                                     11,662.82
                                                                               -------------
                                                                                                     51,115.28

           Ending Principal Balance of the Class D Notes

                Pool A                                                           892,626.99
                Pool B                                                           177,097.10
                                                                               -------------
                                                                                                  -------------
                                                                                                  1,069,724.09

                                                                                                  =============

-----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000    Ending Principal
Original Face $5,024,000      Original Face $5,024,000     Balance Factor
              $ 1.365539                   $ 10.174220         21.292279%
-----------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes

                Pool A                                                         1,166,700.76
                Pool B                                                           236,348.43
                                                                               -------------
                                                                                                  1,403,049.19

           Class E Overdue Interest, if any                                            0.00
           Class E Monthly Interest - Pool A                                       9,479.44
           Class E Monthly Interest - Pool B                                       1,920.33
           Class E Overdue Principal, if any                                           0.00
           Class E Monthly Principal - Pool A                                     49,315.58
           Class E Monthly Principal - Pool B                                     14,578.52
                                                                               -------------
                                                                                                     63,894.10

           Ending Principal Balance of the Class E Notes

                Pool A                                                         1,117,385.18
                Pool B                                                           221,769.91
                                                                               -------------
                                                                                                  -------------
                                                                                                  1,339,155.09

                                                                                                  =============

-----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $6,282,000      Original Face $6,282,000      Balance Factor
              $ 1.814672                   $ 10.170981          21.317337%
-----------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance

                Pool A                                                          1,394,830.65
                Pool B                                                            282,105.83
                                                                                -------------
                                                                                                   1,676,936.48

           Residual Interest - Pool A                                               8,490.16
           Residual Interest - Pool B                                               1,717.13
           Residual Principal - Pool A                                             59,375.95
           Residual Principal - Pool B                                             17,552.54
                                                                                -------------
                                                                                                      76,928.49

           Ending Residual Principal Balance

                Pool A                                                          1,335,454.70
                Pool B                                                            264,553.29
                                                                                -------------
                                                                                                  --------------
                                                                                                   1,600,007.99

                                                                                                  ==============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                          21,009.06
            - Servicer Advances reimbursement                                                        233,219.16
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                         78,106.75
                                                                                                  --------------
           Total amounts due to Servicer                                                             332,334.97
                                                                                                  ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                               46,589,711.98

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                 0.00

         Decline in Aggregate Discounted Contract Balance                                                             1,972,623.06

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                  --------------
                                                                                                                     44,617,088.92
                                                                                                                     ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                           1,959,658.72

             - Principal portion of Prepayment Amounts                                                    12,964.34

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                     0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                          0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                   0.00

                                                                                                      --------------
                                              Total Decline in Aggregate Discounted Contract Balance   1,972,623.06
                                                                                                      ==============


POOL B

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                9,434,449.38

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                 0.00

         Decline in Aggregate Discounted Contract Balance                                                               583,140.76

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                  --------------
                                                                                                                      8,851,308.62
                                                                                                                     ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                             575,061.01

             - Principal portion of Prepayment Amounts                                                     8,079.75

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                     0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                          0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                   0.00
                                                                                                      --------------
                                              Total Decline in Aggregate Discounted Contract Balance     583,140.76
                                                                                                      ==============

                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    53,468,397.54
                                                                                                                     ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                                       Predecessor
                                                                             Discounted   Predecessor                  Discounted
          Lease #   Lessee Name                                            Present Value    Lease #                   Present Value
          --------------------------------------------------------         -------------- -----------                ---------------
          2199-001  Regional Radiology, LLC                                $1,112,975.58   1881-001                   $2,435,321.88
          1231-041  Radnet Management, Inc.                                  $953,502.31
          1560-013  Drew Medical inc.                                         $342,866.78
                    Cash                                                      $25,977.21
          3323-002  Open MRI Ohio 1 Ventures, LLC                            $932,975.98   912-501                      $492,124.09
          3330-002  Open MRI Texas Ventures, LLC                             $784,394.56   917-501                      $536,814.08
                                                                                           917-502                      $578,192.91
                                                                                           920-501                       $35,076.58
                                                                                           1912-001                      $34,364.63



                                                                           --------------                            ---------------
                                                                   Totals: $4,152,692.42                              $4,111,894.17

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $4,111,894.17
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $201,135,070.09
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
 PERIOD                                                                                   YES               NO     X

                                                                                          -----------       --------

          POOL B                                                                                                       Predecessor
                                                                            Discounted    Predecessor                  Discounted
          Lease #  Lessee Name                                             Present Value    Lease #                   Present Value
          --------------------------------------------------------         -------------  -----------                ---------------
                   NONE

                                                                            -------------                            ---------------
                                                                   Totals:          $0.00                                     $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $50,047,123.17
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
             RATING AGENCY APPROVES)                                                                                          0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180
          DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A
          BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
 PERIOD                                                                                   YES               NO     X
                                                                                          -----------       --------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                             Predecessor
                                                                      Discounted           Predecessor      Discounted
        Lease #     Lessee Name                                       Present Value        Lease #          Present Value
        -------     -----------                                       -------------        -------          -------------
        408-502     Western Kentucky Diagnostic                        $495,646.95         277-103           $2,561,363.27
        1042-501    Pinnacle Imaging, Inc.                           $1,631,421.93         1513-002            $953,250.10
        2375-001    Tuscarawas Ambulatory                            $1,286,730.05         1725-002            $588,254.35
        1097-506    Advanced Healthcare Resources                      $675,567.93
                    Cash                                                $13,500.87
        2545-002    Presgar L.C.                                       $964,543.83         2205-001          $3,763,600.22
        2907-001    Laser  Vision Centers, Inc.                        $472,557.70
        2000667-2   Hartford Hospital, Inc.                            $190,558.39
        2004051-2   Health Care Solutions                              $695,143.77
        2004051-3   Health Care Solutions                              $993,964.93
        2004887-1   BBC Healthcare International, L.L.C.               $212,022.60
        2005804-1   Otsego Memorial Hospital                           $236,366.53

                                                                     -------------                           -------------
                                                           Totals:   $7,868,025.48                           $7,866,467.94

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                       7,866,467.94
        b) ADCB OF POOL A AT CLOSING DATE                                                                  $201,135,070.09
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              3.91%

 DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

 a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
 b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
 c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                         $0.00

 CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD              YES                   NO   X
                                                                                     ------                ------

        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                       Predecessor
                                                                      Discounted           Predecessor      Discounted
        Lease #     Lessee Name                                       Present Value        Lease #          Present Value
        -------     -----------                                       -------------        -------          -------------
        1528-003          U.S. Neurosurgical, Inc.                     $642,004.10         960-501              $82,012.38
        2826-003          Newark Health Imaging, L.L.C.                $205,317.69         960-502              $28,390.17
        2906-001          Laser Vision Centers, Inc.                   $496,511.61         1043-501            $641,289.38
                          Cash                                           $3,932.26         1043-502            $596,073.73



                                                                     -------------                           -------------
                                                           Totals:   $1,347,765.66                           $1,347,765.66


        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                         $1,347,765.66
        b) ADCB OF POOL B AT CLOSING DATE                                                                   $50,047,123.17
      * c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              2.69%

        ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
        (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE
        OR A BANKRUPTCY PETITION HAS BEEN FILED.

 DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

 a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
 b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
 c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                         $0.00

 CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD              YES                   NO  X
                                                                                     ------                ------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2002

XV.   POOL PERFORMANCE MEASUREMENTS

1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                                         TOTAL OUTSTANDING CONTRACTS
      This Month                                      685,850.72             This Month                          53,468,397.54
      1 Month Prior                                   757,535.58             1 Month Prior                       56,024,161.36
      2 Months Prior                                  877,694.72             2 Months Prior                      58,620,454.54

      Total                                         2,321,081.02             Total                              168,113,013.44

      A) 3 MONTH AVERAGE                              773,693.67             B) 3 MONTH AVERAGE                  56,037,671.15

      c) a/b                                               1.38%

2.    Does a Delinquency Condition Exist (1c > 6% )?
                                                                                         Yes                   No         X
                                                                                             --------------        --------------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                              Yes                   No         X
                                                                                             --------------        --------------
      B. An Indenture Event of Default has occurred and is then continuing?              Yes                   No         X
                                                                                             --------------        --------------

4.    Has a Servicer Event of Default occurred?                                          Yes                   No         X
                                                                                             --------------        --------------


5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                                   Yes                   No         X
                                                                                             --------------        --------------
      B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
         or obligation not remedied within 90 days?                                      Yes                   No         X
                                                                                             --------------        --------------
      C. As of any Determination date, the sum of all defaulted contracts since
         the Closing date exceeds 6% of the ADCB on the Closing Date?                    Yes                   No         X
                                                                                             --------------        --------------

6.    Aggregate Discounted Contract Balance at Closing Date                             Balance  $ 251,182,193.26
                                                                                                 ----------------

      DELINQUENT LEASE SUMMARY

      Days Past Due                  Current Pool Balance           # Leases
      -------------                  --------------------           --------
            31 - 60                          3,799,692.59                 11
            61 - 90                             47,433.34                  4
           91 - 180                            685,850.72                  6

      Approved By:
      Matthew E. Goldenberg
      Vice President
      Structured Finance and Securitization